UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

ABITIBIBOWATER INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 111 Duke Street, Suite 5000 Montreal, Quebec, Canada		H3C 2M1
(Address of principal executive offices)		(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

In connection with their offer to acquire all of the issued and outstanding common shares of Fibrek Inc. made by, and subject to the terms and conditions set forth in, the Offer to Purchase and Circular dated December 15, 2011, as supplemented and amended by a first Notice of Variation dated January 9, 2012, by a first Notice of Variation and Extension dated January 20, 2012, by a second Notice of Variation and Extension dated February 13, 2012, by a third Notice of Variation and Extension dated February 23, 2012, by a fourth Notice of Variation and Extension dated March 9, 2012 and by a frst Notice of Change, Variation and Extension dated March 19, 2012 (the “Offer”), on March 20, 2012, AbitibiBowater Inc., doing business as Resolute Forest Products (“Resolute”), and RFP Acquisition Inc., an indirect wholly-owned subsidiary of Resolute (together, the “Offerors”): (i) announced via press release that they were amending the terms of the Offer (a) to extend the expiry time of the Offer to 5:00 p.m. (Eastern Time) on April 2, 2012, (b) to reduce the minimum tender condition (as defined in the Offer) from 66 2/3% to 50.01% of the aggregate number of outstanding common shares of Fibrek calculated on a fully-diluted basis and (c) to clarify that, although Fibrek’s issuance, sale or authorization of special warrants (as defined in the Offer) constitutes, or would constitute, a “Restricted Event” under the terms of Offer, Resolute does not expect to invoke the “Restricted Event” provisions of its Offer with respect to the special warrants if, at the expiry time there is a decision of the Québec Court of Appeal reinstating the cease trade order with respect to the special warrants, no special warrant is outstanding and the Fibrek shares issued on conversion thereof, if any, have been canceled; (ii) gave written notice of such amendment and extension to the depository for the Offer, Canadian Stock Transfer Company Inc.; and (iii) issued and filed on the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval (“SEDAR”) a Notice of Variation and Extension, dated March 19, 2012, amending the Offer (a) to extend the expiry time of the Offer to 5:00 p.m. (Eastern Time) on April 2, 2012, (b) to reduce the minimum tender condition (as defined in the Offer) from 66 2/3% to 50.01% of the aggregate number of outstanding common shares of Fibrek calculated on a fully-diluted basis and (c) to clarify that, although Fibrek’s issuance, sale or authorization of special warrants (as defined in the Offer) constitutes, or would constitute, a “Restricted Event” under the terms of Offer, Resolute does not expect to invoke the “Restricted Event” provisions of its Offer with respect to the special warrants if, at the expiry time there is a decision of the Québec Court of Appeal reinstating the cease trade order with respect to the special warrants, no special warrant is outstanding and the Fibrek shares issued on conversion thereof, if any, have been canceled.

Resolute is providing the following additional information in connection with the above matters:

•

Resolute’s press release, dated March 20, 2012, announcing the extension of the Offer, the reduction of the minimum tender condition and the clarification regarding Resolute’s treatment of Fibrek’s special warrants (incorporated herein by reference to Resolute’s Form 425 filing, dated March 20, 2012);

•	the Offerors’ Notice of Variation and Extension, dated March 21, 2012 (filed herewith as Exhibit 99.2); and

All of the foregoing items are hereby incorporated by reference into this item in their entirety.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Resolute Forest Products press release dated March 20, 2012, incorporated herein by reference to Resolute’s Form 425 filing, dated March 20, 2012

99.2	Resolute Forest Products Notice of Variation and Extension dated March 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABITIBIBOWATER INC.

Date: March 21, 2012	By:	/s/ Jacques P. Vachon

Name: Jacques P. Vachon
Title: Senior Vice President and Chief Legal Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Resolute Forest Products press release dated March 20, 2012, incorporated herein by reference to Resolute’s Form 425 filing, dated March 20, 2012

99.2	Resolute Forest Products Notice of Variation and Extension dated March 21, 2012